Filed pursuant to Rule 497

File No. 333-225447

Rule 482ad

Gladstone Investment Corporation Prices Series E Term Preferred Stock Offering

MCLEAN, VA, August 15, 2018 (GLOBE NEWSWIRE) — Gladstone Investment Corporation (NASDAQ: GAIN) (the “Company”) today announced that it has entered into an agreement to sell 2,600,000 shares of its newly designated 6.375% Series E Cumulative Term Preferred Stock due 2025 (the “Series E Term Preferred Shares”) at a public offering price of $25.00 per share, raising $65.0 million in gross proceeds and approximately $62.7 million in net proceeds after payment of underwriting discounts and commissions and estimated expenses of the offering payable by the Company. The Company has also granted the underwriters a 30-day option to purchase 390,000 additional Series E Term Preferred Shares on the same terms and conditions solely to cover over-allotments, if any. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on or about August 22, 2018. The Series E Term Preferred Shares will have a seven-year term, unless earlier redeemed by the Company. The Company anticipates its Series E Term Preferred Shares will trade on the NASDAQ Global Select Market under the symbol “GAINL.”

BMO Capital Markets Corp., Janney Montgomery Scott LLC, and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), are serving as joint book-running managers. B. Riley FBR, Inc. is serving as lead manager and J.J.B. Hilliard, W.L. Lyons, LLC, Wedbush Securities Inc., William Blair & Company, L.L.C., National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NasdaqCM: NHLD), and Boenning and Scattergood, Inc., are serving as co-managers of the offering.

The Company intends to use the net proceeds from this offering, plus borrowings under its credit facility, as necessary, to redeem all outstanding shares of its 6.75% Series B Cumulative Term Preferred Stock and its 6.50% Series C Cumulative Term Preferred Stock and for other general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. A prospectus supplement dated August 15, 2018, which will be filed with the Securities and Exchange Commission (“SEC”), and the accompanying prospectus, dated July 13, 2018, which has been filed with the SEC, contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the SEC (File No. 333-225447).

To obtain a copy of the prospectus supplement for this offering and the accompanying prospectus, please contact: BMO Capital Markets Corp., Attention: Syndicate Department, 3 Times Square, 25th Floor, New York, New York 10036, Phone: (800) 414-3627, Email: bmoprospectus@bmo.com; or Janney Montgomery Scott LLC, Attention: Prospectus Department, 1717 Arch Street, Philadelphia, Pennsylvania 19103, Phone: (215) 665-6130, Email: prospectus@janney.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Investment Corporation: Gladstone Investment Corporation is a publicly traded business development company that seeks to make secured debt and equity investments in lower middle market businesses in the United States in connection with acquisitions, changes in control, and recapitalizations. The Company has paid 157 consecutive monthly cash distributions on its common stock.

Forward-Looking Statements

This press release contains statements as to the Company’s intentions and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These statements relate to the offering of shares of Series E Term Preferred Stock and the anticipated use of the net proceeds by the Company for the redemption of its 6.75% Series B Cumulative Term Preferred Stock and its 6.50% Series C Cumulative Term Preferred Stock. No assurance can be given that the transaction discussed above will be completed on the terms described, or at all. Completion of the offering on the terms described, and the application of net proceeds, are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” included in the Company’s filings with the SEC (accessible at www.sec.gov).

CONTACT: Investor Relations Inquiries: Please call +1-703-287-5893